[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) GLOBAL
               TELECOMMUNICATIONS
               FUND
               ANNUAL REPORT o AUGUST 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the 12 months ended August 31, 2001, the fund's Class A shares provided a total return of -64.40%, Class B shares -64.60%, Class C shares -64.60%, and Class I shares -64.21%. These returns, which include the reinvestment of dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of -42.57% and -26.55%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Telecommunications Services Index and the MSCI All Country World Index. The MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of telecommunications stocks from around the world; the MSCI All Country World Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average telecommunications fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -60.00%.

Q.  WHAT HAS BEEN DRIVING THE PROLONGED DECLINE IN TELECOMMUNICATIONS STOCKS?

A. The past year was one of the worst ever for telecom stocks, in part because of the weak global economy. Telecom operators reeled as slower demand and an industrywide glut of bandwidth, or capacity, hurt pricing. In addition, many newer carriers faced financing problems -- which continued to undermine investors' perceptions of the entire industry, including well- funded companies. The third-generation (3G) wireless technology that was supposed to be up and running this past year failed to deliver. And European telecom operators, many of whom we believe overpaid for their 3G licenses, remained burdened by high debt levels. All of these problems caused the service providers to reduce capital spending, which hurt the equipment and networking companies. Even media companies suffered, as the weak economy lowered their advertising revenues.

Q.  WHY HAS THE FUND UNDERPERFORMED ITS BENCHMARKS?

A. The fund has remained diversified across industries. Holdings are typically spread out with approximately 30% to 40% of the portfolio's assets in telecom services, 30% to 40% in equipment and networking stocks, and 10% to 20% in media names. During the past year, we reduced the fund's stake in equipment and networking stocks, which were among the worst-performing groups in the sector. However, the fund still had a sizable stake in this area, which hurt performance. On the service side, established companies such as Verizon Communications were the only areas that held up well. We had a heavier commitment overall, however, to companies that we felt had superior long-term growth prospects, such as Qwest Communications International and Sprint PCS. Finally, we boosted our stake in media stocks during the first half of 2001, on the hope that these stocks would do well in an economic recovery that has not yet materialized.

Q. DID YOU ALTER YOUR STRATEGY OVER THE COURSE OF THE YEAR IN RESPONSE TO THE DOWNTURN?

A. We remained focused on owning what our research indicates are quality companies with attractive long-term business models, strong management teams, and a competitive edge. We did, however, take advantage of depressed prices by moving more of our assets into higher-quality names -- industry leaders whose valuations we felt had become very attractive. Our purchases included additional shares of stocks such as Viacom, a diversified media company with assets in cable, broadcast television, radio, outdoor advertising, and film production, and Vodafone, a European wireless company with a dominant market position and a strong balance sheet. According to our research, these firms not only have dominated the markets they serve but also have been able to grow market share in a weak economic environment.

    Over the past year, we also sold some equity positions, reducing the total number of stocks in the portfolio by nearly one quarter from a year ago.

Q.  WHICH STOCKS WERE THE BIGGEST DISAPPOINTMENTS?

A. Technology stocks fell off sharply over the year. Cisco's record of growth, for example, had resulted in a premium valuation. But this past year, slower demand cut revenue growth from over 50% to below zero. The company also had to charge off excess inventories. Earnings fell dramatically, causing the stock price to sink.

    EMC, a leader in data storage, had been able to sustain higher prices than its competition for some time. But as competitors improved their products and a weak economy forced companies to cut prices, EMC lost both its competitive edge and pricing premium, and its stock price plummeted. Finally, XO Communications, a new telecom services company with excellent management and strong execution, suffered as investors worried that the company would be unable to get the necessary financing to finish building out its networks. This holding was eliminated from the portfolio by the end of the period.

Q.  WERE THERE ANY STANDOUTS IN THIS DIFFICULT ENVIRONMENT?

A. In the media area, USA Networks held up fairly well. This is a media and e-commerce company that also owns cable networks such as Home Shopping Network and electronic retailers such as Expedia, a travel site. The stock price benefited from good operating results as well as some takeover speculation. Advanced Fibre Communications, which we bought during a second-quarter 2001 downturn, provides access equipment enabling telecom service providers to connect residential users to their central offices for Internet access. The stock subsequently rallied as demand remained strong.

Q.  COULD YOU TELL US ABOUT THE PORTFOLIO'S OVERSEAS INVESTMENTS?

A. We rarely focus on specific countries or regions. Instead, where we buy is determined by our bottom-up approach to stock selection, which focuses on individual company fundamentals. Some of our foreign investments included Partner Communications, a leading wireless company in Israel, and Manitoba Telecom Services, a high-quality Canadian telecom operator. We substantially increased our stake in Partner, which has a great management team that has consistently exceeded expectations for subscriber growth and revenues per user. Of course, past performance is no guarantee of future results. However, we feel limited competition also means that Partner may be able to increase its pricing structure. Political instability in Israel hurt the stock during the third quarter, giving us an opportunity to increase our stake. The stock price later rebounded as investors appeared to recognize that the company could continue to deliver on earnings. We were attracted to Manitoba Telecom because of its strong management team, low debt level, substantial free cash flow, and strong revenue growth projections.

Q.  WHAT POSITIONS DID YOU INCREASE IN THE MEDIA GROUP?

A. We boosted our stake in Fox Entertainment Group, which became one of our largest investments by period end. We like Fox because it has had strong viewer ratings, which in a normal economy usually translates into higher advertising rates. It also has some new shows going into syndication, generating added revenues without additional production costs. Another top holding is Charter Communications, a cable operator with very strong management. Additionally, we added to our stake in Clear Channel Communications, a radio and billboard company that we feel should benefit once advertising revenues increase in the overall economy.

Q.  WHAT IS YOUR OUTLOOK FOR TELECOM STOCKS?

A. Whenever the economy does improve, we think the telecom sector is going to benefit. Based on our experience in previous downturns, we believe media stocks will be among the first to rally because a lot of their revenues come from advertising, which has tended to pick up early in a recovery. We think telecom service and equipment stocks could also rally in a stronger economic environment, although there are issues -- particularly the oversupply of bandwidth and potential consolidation among operators -- that may take longer to work through. We feel industry players are taking the right steps now to decrease capacity, but we need to see further consolidation to rationalize capacity and a better economic backdrop to increase demand for bandwidth.

    We believe the long-term trends driving industry growth remain encouraging. Our research indicates that more and more homes are getting broadband access, and we think increased broadband usage will drive demand for new applications, security software, and e-commerce. We expect Internet usage globally to double over the next four to five years, as more companies migrate their businesses to the Web. We also expect the new 3G wireless technology to have a big impact on demand for wireless devices and applications. All of these trends give us continued hope for the sector's long-term future.

/s/ John E. Lathrop

    John E. Lathrop
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

   JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT IN 1996 OF MFS, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                    SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JUNE 27, 2000

  CLASS INCEPTION:              CLASS A  JUNE 27, 2000
                                CLASS B  JUNE 27, 2000
                                CLASS C  JUNE 27, 2000
                                CLASS I  AUGUST 9, 2000

  SIZE:                         $100.9 MILLION NET ASSETS AS OF AUGUST 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2001. Index information is from July 1, 2000.)

                MFS Global                                      MSCI World
            Telecommunications           MSCI All           Telecommunications
             Fund - Class A         Country World Index       Services Index
"6/00"          $9,425                  $10,000                  $10,000
"8/00"           9,717                    9,984                    9,083
"8/01"           3,459                    7,334                    5,216

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A

                                                       1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                              -64.40%      -63.30%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                              -64.40%      -57.30%
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Average Annual Total Return
  Including Sales Charge                              -66.45%      -59.39%
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CLASS B

                                                       1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                              -64.60%      -63.50%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                              -64.60%      -57.49%
------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                              -66.01%      -58.94%
------------------------------------------------------------------------------

CLASS C

                                                       1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                              -64.60%      -63.50%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                              -64.60%      -57.49%
------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                              -64.95%      -57.49%
------------------------------------------------------------------------------

CLASS I

                                                       1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                              -64.21%      -63.10%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                              -64.21%      -57.10%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                       1 Year        Life*
------------------------------------------------------------------------------
Average telecommunications fund+                      -60.00%      -55.22%
------------------------------------------------------------------------------
MSCI All Country World Index#                         -26.55%      -23.34%
------------------------------------------------------------------------------
MSCI World Telecommunictions Services Index#          -42.57%      -42.76%
------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2001. Index information is from July 1, 2000.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFCANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio focuses its investments on companies in a limited number of sectors, its vulnerability to any single economic, political, or regulatory development is increased.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is non-diversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic or regulatory developments than a portfolio that invests more broadly.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK INDUSTRIES

                CELLULAR TELEPHONE                    21.3%
                TELEPHONE SERVICES                    18.5%
                BROADCAST & CABLE TV                  15.2%
                NETWORK & TELECOMMUNICATIONS          14.3%
                COMPUTER SOFTWARE                     11.3%

TOP 10 STOCK HOLDINGS

SPRINT CORP. (PCS GROUP)  3.7%                        CHARTER COMMUNICATIONS, INC.  2.6%
Wireless telecom network operator                     Cable systems operator

VERIZON COMMUNICATIONS, INC.  3.2%                    VIACOM, INC.  2.5%
Wireline and wireless telecom services                Diversified media and entertainment company
provider
                                                      CLEAR CHANNEL COMMUNICATIONS, INC.  2.4%
FOX ENTERTAINMENT GROUP, INC.  3.2%                   Media company with operations in radio, outdoor
Entertainment firm with operations in film,           advertising and live entertainment
cable TV, and broadcast TV
                                                      ECHOSTAR COMMUNICATIONS CORP.  2.4%
QWEST COMMUNICATIONS INTERNATIONAL, INC.  2.9%        Satellite television product and services
Fully-integrated telecom service provider             provider

VODAFONE GROUP PLC  2.9%                              COMVERSE TECHNOLOGY, INC.  2.3%
Global telecommunications company                     Provider of software enabling enhanced wireless
                                                      services

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 100.2%
--------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 79.9%
  Advertising & Broadcasting - 0.8%
    Lamar Advertising Co., "A"*                       26,480       $    850,008
--------------------------------------------------------------------------------
  Business Machines - 0.7%
    Sun Microsystems, Inc.*                           65,700       $    752,265
--------------------------------------------------------------------------------
  Business Services - 3.9%
    Affiliated Computer Services, Inc., "A"*          19,300       $  1,578,161
    Concord EFS, Inc.*                                20,000          1,049,400
    Nextel Partners, Inc.*                           122,600          1,256,650
                                                                   ------------
                                                                   $  3,884,211
--------------------------------------------------------------------------------
  Cellular Phones - 7.1%
    Motorola, Inc.                                    15,800       $    274,920
    QUALCOMM, Inc.*                                   27,800          1,636,030
    Sprint Corp. (PCS Group)*                        148,400          3,707,032
    Triton PCS Holdings, Inc.*                        10,520            374,512
    Western Wireless Corp.*                           36,500          1,128,945
                                                                   ------------
                                                                   $  7,121,439
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 3.2%
    Compaq Computer Corp.                             94,900       $  1,172,015
    Dell Computer Corp.*                              24,400            521,672
    Lexmark International, Inc.*                      30,200          1,571,910
                                                                   ------------
                                                                   $  3,265,597
--------------------------------------------------------------------------------
  Computer Software - 3.9%
    Internet Security Systems, Inc.*                  26,100       $    407,943
    Netegrity, Inc.*                                  32,700            578,790
    Precise Software Solutions Ltd.*                  50,140            960,733
    VeriSign, Inc.*                                   47,900          1,966,295
                                                                   ------------
                                                                   $  3,913,761
--------------------------------------------------------------------------------
  Computer Software - Systems - 10.8%
    Adobe Systems, Inc.                               33,500       $  1,125,935
    BEA Systems, Inc.*                                42,000            679,140
    EMC Corp.*                                        85,000          1,314,100
    Extreme Networks, Inc.*                           82,800          1,322,316
    I2 Technologies, Inc.*                            73,900            492,174
    McDATA Corp.*                                     65,988            942,309
    Mercury Interactive Corp.*                        19,300            521,293
    NetIQ Corp.*                                      26,000            837,200
    Peoplesoft, Inc.*                                 14,200            489,616
    Rational Software Corp.*                          98,500          1,414,460
    VERITAS Software Corp.*                           59,300          1,703,096
                                                                   ------------
                                                                   $ 10,841,639
--------------------------------------------------------------------------------
  Electronics - 6.1%
    Analog Devices, Inc.*                             42,000       $  2,006,760
    Atmel Corp.*                                     130,500          1,251,495
    Flextronics International Ltd.*                   18,400            403,696
    General Motors Corp., "H"                         66,500          1,240,225
    Micron Technology, Inc.*                          32,600          1,226,086
                                                                   ------------
                                                                   $  6,128,262
--------------------------------------------------------------------------------
  Entertainment - 11.4%
    AOL Time Warner, Inc.*                            28,800       $  1,075,680
    Clear Channel Communications, Inc.*               48,400          2,433,068
    Fox Entertainment Group, Inc.*                   130,400          3,197,408
    Gemstar-TV Guide International, Inc.*             28,000            830,480
    Univision Communications, Inc., "A"*              26,200            781,546
    USA Networks, Inc.*                               27,000            625,320
    Viacom, Inc., "B"*                                60,400          2,560,960
                                                                   ------------
                                                                   $ 11,504,462
--------------------------------------------------------------------------------
  Financial Services
    Instinet Group, Inc.                               1,780       $     21,022
--------------------------------------------------------------------------------
  Telecommunications - 13.0%
    Adelphia Communications Corp., "A"*               24,060       $    759,093
    AT&T Corp.                                        97,100          1,848,784
    Charter Communications, Inc.*                    130,100          2,628,020
    Qwest Communications International, Inc.         135,800          2,919,700
    Sprint Corp.                                      35,900            837,906
    Time Warner Telecom, Inc.*                        40,700            839,234
    Verizon Communications, Inc.                      64,346          3,217,300
    Worldcom, Inc. (MCI Group)                           195              2,513
    WorldCom, Inc. (WorldCom Group)*                   4,879             62,744
                                                                   ------------
                                                                   $ 13,115,294
--------------------------------------------------------------------------------
  Telecom - Wireless - 4.5%
    American Tower Corp., "A"*                        91,900       $  1,329,793
    AT&T Wireless Services Inc.                      140,821          2,182,725
    SBA Communications Corp.*                         80,400          1,070,928
                                                                   ------------
                                                                   $  4,583,446
--------------------------------------------------------------------------------
  Telecom - Wireline - 14.5%
    Advanced Fibre Communications, Inc.*              92,200       $  2,235,850
    Allegiance Telecom, Inc.*                        102,900          1,279,047
    CIENA Corp.*                                      15,300            261,936
    Cisco Systems, Inc.*                             104,500          1,706,485
    Comverse Technology, Inc.*                        91,500          2,300,310
    EchoStar Communications Corp.*                    86,200          2,427,392
    Enterasys Networks, Inc.                          96,500            979,475
    NTL, Inc.*                                       106,800            529,728
    QLogic Corp.*                                     41,300          1,239,413
    Riverstone Networks, Inc.                         49,515            469,402
    Tekelec Co.*                                      74,700          1,166,814
                                                                   ------------
                                                                   $ 14,595,852
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 80,577,258
--------------------------------------------------------------------------------
Foreign Stocks - 20.3%
  Bermuda - 1.2%
    Accenture Ltd. (Business Services)*               40,790       $    607,771
    Global Crossing Ltd. (Telecommunications)*       144,200            609,966
                                                                   ------------
                                                                   $  1,217,737
--------------------------------------------------------------------------------
  Canada - 2.1%
    Manitoba Telecom Services (Telecommunications)    78,700       $  2,151,079
--------------------------------------------------------------------------------
  China - 1.7%
    China Mobile Ltd. (Cellular Phones)*             537,000       $  1,676,490
--------------------------------------------------------------------------------
  Egypt - 0.8%
    Egypt Mobile Phone (Telecommunications)*          59,600       $    806,353
--------------------------------------------------------------------------------
  Finland - 1.1%
    Nokia Corp., ADR (Telecommunications)             71,300       $  1,122,262
--------------------------------------------------------------------------------
  Greece - 0.8%
    Cosmote S.A. (Telecommunications)*                89,900       $    834,802
--------------------------------------------------------------------------------
  Israel - 3.4%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                           37,650       $  1,204,424
    Partner Communications Co. Ltd., ADR
      (Telecommunications)*                          414,700          2,226,939
                                                                   ------------
                                                                   $  3,431,363
--------------------------------------------------------------------------------
  Luxembourg - 0.8%
    Millicom International Cellular S. A. (Cellular
      Phones)*                                        53,600       $    848,488
--------------------------------------------------------------------------------
  Netherlands - 1.4%
    Libertel N.V. (Cellular Phones)*                 207,400       $  1,394,483
--------------------------------------------------------------------------------
  South Korea - 1.5%
    Korea Telecom Corp. (Telecommunications)*         73,570       $  1,529,520
--------------------------------------------------------------------------------
  Spain - 1.2%
    Telefonica S.A. (Telecommunications)             107,300       $  1,245,958
--------------------------------------------------------------------------------
  Thailand - 1.4%
    Advanced Info Service Public Co. Ltd. (Cellular
      Phones)                                        119,700       $  1,413,031
--------------------------------------------------------------------------------
  United Kingdom - 2.9%
    Vodafone Group PLC (Telecommunications)*         1,444,100     $  2,882,351
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 20,553,917
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $178,232,102)                       $101,131,175
--------------------------------------------------------------------------------

Short-Term Obligations - 0.5%
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
--------------------------------------------------------------------------------
    Edison Asset Security, due 9/04/01               $   129       $    128,961
    UBS Finance, Inc., due 9/04/01                       385            384,881
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $    513,842
--------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
--------------------------------------------------------------------------------
    Merrill Lynch, dated 8/31/2001, due
      9/04/2001, total to be received $78,032
      (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly
      traded account), at Cost                       $    78       $     78,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $178,823,944)                  $101,723,017

Other Assets, Less Liabilities - (0.8)%                                (854,841)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $100,868,176
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $178,823,944)            $101,723,017
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        13,867,000
  Cash                                                                       52
  Receivable for investments sold                                       397,172
  Receivable for fund shares sold                                       206,969
  Interest and dividends receivable                                       3,435
                                                                   ------------
      Total assets                                                 $116,197,645
                                                                   ------------
Liabilities:
  Foreign currency, at identified cost and value                   $        226
  Payable for investments purchased                                   1,244,857
  Payable for fund shares reacquired                                    211,581
  Collateral for securities loaned, at value                         13,867,000
  Payable to affiliates -
    Management fee                                                        2,741
    Reimbursement fee                                                       960
    Distribution and service fee                                          2,104
                                                                   ------------
      Total liabilities                                            $ 15,329,469
                                                                   ------------
Net assets                                                         $100,868,176
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $270,983,566
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (77,102,583)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (93,007,808)
  Accumulated net investment loss                                        (4,999)
                                                                   ------------
      Total                                                        $100,868,176
                                                                   ============
Shares of beneficial interest outstanding                           27,580,739
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $35,968,421 / 9,799,284 shares of
     beneficial interest outstanding)                                 $ 3.67
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $ 3.89
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $47,311,372 / 12,960,305 shares of
     beneficial interest outstanding)                                 $ 3.65
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $17,588,307 / 4,821,129 shares of
     beneficial interest outstanding)                                 $ 3.65
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $76.36 / 20.661 shares of beneficial
     interest outstanding)                                            $ 3.70
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $     858,661
    Dividends                                                           332,585
    Foreign taxes withheld                                               (6,114)
                                                                  -------------
      Total investment income                                     $   1,185,132
                                                                  -------------
  Expenses -
    Management fee                                                $   1,701,956
    Trustees' compensation                                               23,743
    Shareholder servicing agent fee                                     170,178
    Distribution and service fee (Class A)                              216,174
    Distribution and service fee (Class B)                              791,709
    Distribution and service fee (Class C)                              292,606
    Administrative fee                                                   23,920
    Custodian fee                                                        91,840
    Printing                                                             58,606
    Postage                                                              44,165
    Auditing fees                                                        32,369
    Legal fees                                                           14,962
    Miscellaneous                                                       268,044
                                                                  -------------
      Total expenses                                              $   3,730,272
    Fees paid indirectly                                                (17,455)
    Reduction of expenses by investment adviser                        (114,685)
                                                                  -------------
      Net expenses                                                $   3,598,132
                                                                  -------------
        Net investment loss                                       $  (2,413,000)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $ (90,589,511)
    Foreign currency transactions                                        (4,009)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $ (90,593,520)
                                                                  -------------
  Change in unrealized depreciation -
    Investments                                                   $ (88,678,561)
    Translation of assets and liabilities in foreign currencies          (1,655)
                                                                  -------------
      Net unrealized loss on investments and foreign currency
        translation                                               $ (88,680,216)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(179,273,736)
                                                                  -------------
          Decrease in net assets from operations                  $(181,686,736)
                                                                  =============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED               PERIOD ENDED
                                                                     AUGUST 31, 2001            AUGUST 31, 2000*
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $  (2,413,000)             $    (410,885)
  Net realized loss on investments and foreign currency
    transactions                                                         (90,593,520)                (2,418,883)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 (88,680,216)                11,577,633
                                                                       -------------              -------------
    Increase (decrease) in net assets from operations                  $(181,686,736)             $   8,747,865
                                                                       -------------              -------------
Net increase in net assets from fund share transactions                $  45,249,542              $ 228,557,505
                                                                       -------------              -------------
      Total increase (decrease) in net assets                          $(136,437,194)             $ 237,305,370
Net assets:
  At beginning of period                                                 237,305,370                       --
                                                                       -------------              -------------
  At end of period (including accumulated net investment
    loss
    of $4,999 and $0, respectively)                                    $ 100,868,176              $ 237,305,370
                                                                       =============              =============

* For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                AUGUST 31, 2001            AUGUST 31, 2000*
-----------------------------------------------------------------------------------------------------------
                                                                        CLASS A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.31                      $10.00
                                                                         ------                      ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.06)                     $(0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (6.58)                       0.32
                                                                         ------                      ------
      Total from investment operations                                   $(6.64)                     $ 0.31
                                                                         ------                      ------
Net asset value - end of period                                          $ 3.67                      $10.31
                                                                         ======                      ======
Total return(+)                                                          (64.40)%                      3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.71%                       1.72%+
  Net investment loss                                                     (1.00)%                     (0.76)%+
Portfolio turnover                                                           87%                         17%
Net assets at end of period (000 Omitted)                               $35,968                     $84,283

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent that expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                               $(0.07)                     $(0.02)
        Ratios (to average net assets):
          Expenses##                                                       1.78%                       2.07%+
          Net investment loss                                             (1.07)%                     (1.11)%+

  * For the period from the commencement of the fund's investment operations, June 27, 2000, through
    August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                AUGUST 31, 2001            AUGUST 31, 2000*
-----------------------------------------------------------------------------------------------------------
                                                                        CLASS B
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.32                      $10.00
                                                                         ------                      ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.10)                     $(0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (6.57)                       0.35
                                                                         ------                      ------
      Total from investment operations                                   $(6.67)                     $ 0.32
                                                                         ------                      ------
Net asset value - end of period                                          $ 3.65                      $10.32
                                                                         ======                      ======
Total return                                                             (64.60)%                      3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.36%                       2.37%+
  Net investment loss                                                     (1.65)%                     (1.41)%+
Portfolio turnover                                                           87%                         17%
Net assets at end of period (000 Omitted)                               $47,311                    $112,170

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent that expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $(0.11)                     $(0.03)
        Ratios (to average net assets):
          Expenses##                                                       2.43%                       2.72%+
          Net investment loss                                             (1.72)%                     (1.76)%+

 * For the period from the commencement of the fund's investment operations, June 27, 2000, through
   August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                AUGUST 31, 2001            AUGUST 31, 2000*
-----------------------------------------------------------------------------------------------------------
                                                                        CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.31                      $10.00
                                                                         ------                      ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.10)                     $(0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (6.56)                       0.34
                                                                         ------                      ------
      Total from investment operations                                   $(6.66)                     $ 0.31
                                                                         ------                      ------
Net asset value - end of period                                          $ 3.65                      $10.31
                                                                         ======                      ======
Total return                                                             (64.60)%                      3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.36%                       2.37%+
  Net investment loss                                                     (1.65)%                     (1.41)%+
Portfolio turnover                                                           87%                         17%
Net assets at end of period (000 Omitted)                               $17,588                     $40,853

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent that expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $(0.11)                     $(0.03)
        Ratios (to average net assets):
          Expenses##                                                       2.43%                       2.72%+
          Net investment loss                                             (1.72)%                     (1.76)%+

 * For the period from the commencement of the fund's investment operations, June 27, 2000, through
   August 31, 2000.
+ Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                AUGUST 31, 2001           AUGUST 31, 2000**
-----------------------------------------------------------------------------------------------------------
                                                                        CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.31                      $ 9.63
                                                                         ------                      ------
Income from investment operations# -
  Net investment loss(S)                                                 $ --  +++                   $ --  +++
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (6.61)                       0.68
                                                                         ------                      ------
      Total from investment operations                                   $(6.61)                     $ 0.68
                                                                         ------                      ------
Net asset value - end of period                                          $ 3.70                      $10.31
                                                                         ======                      ======
Total return                                                             (64.21)%                      3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.36%                       1.37%+
  Net investment loss                                                      --                          --  +
Portfolio turnover                                                           87%                         17%
Net assets at end of period                                                 $76                        $213

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35%
      of average daily net assets. To the extent the expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $ --  +++                   $ --  +++
        Ratios (to average net assets):
          Expenses##                                                       1.43%                       1.72%+
          Net investment loss                                             (0.07)%                     (0.35)%+

 ** For the period from the inception of Class I shares, August 9, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Telecommunications Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $13,184,726. These loans were collateralized by cash of $13,867,000 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                   SHARES            AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio1   3,867,000          $13,867,000

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $14,202 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $3,253 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment loss or net realized gains. During the year ended August 31, 2001, accumulated net investment loss decreased by $2,408,001, accumulated net realized loss on investments and foreign currency transactions decreased by $4,010, and paid-in capital decreased by $2,412,011 due to differences between book and tax accounting for foreign currency transactions and net investment losses This change had no effect on the net assets or net asset value per share.

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                              CARRYOVER
            ------------------------------------------------------
            August 31, 2008                             $1,836,344
            August 31, 2009                              7,671,099
                                                        ----------
                                                        $9,507,443
                                                        ==========

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.35% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2001, aggregate unreimbursed expenses amounted to $236,127.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $4,999 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $141,475 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,784 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $118 and $2 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $6,218, $301,954, and $35,194 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $201,262,893 and $142,450,674, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $180,693,176
                                                                 ------------
Gross unrealized depreciation                                    $(81,920,349)
Gross unrealized appreciation                                       2,950,190
                                                                 ------------
    Net unrealized depreciation                                  $(78,970,159)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED AUGUST 31, 2001       PERIOD ENDED AUGUST 31, 2000*
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           5,956,650       $ 42,180,289        8,281,321       $ 82,306,045
Shares reacquired                    (4,333,488)       (24,841,989)        (105,199)        (1,030,542)
                                    -----------       ------------      -----------       ------------
    Net increase                      1,623,162       $ 17,338,300        8,176,122       $ 81,275,503
                                    ===========       ============      ===========       ============
Class B shares
                                        YEAR ENDED AUGUST 31, 2001       PERIOD ENDED AUGUST 31, 2000*
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           5,053,793       $ 36,782,584       10,925,118       $108,456,203
Shares reacquired                    (2,967,598)       (16,831,730)         (51,008)          (499,045)
                                    -----------       ------------      -----------       ------------
    Net increase                      2,086,195       $ 19,950,854       10,874,110       $107,957,158
                                    ===========       ============      ===========       ============
Class C shares
                                        YEAR ENDED AUGUST 31, 2001       PERIOD ENDED AUGUST 31, 2000*
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           3,739,371       $ 25,347,175        4,033,511       $ 40,026,419
Shares reacquired                    (2,880,196)       (17,386,787)         (71,557)          (701,775)
                                    -----------       ------------      -----------       ------------
    Net increase                        859,175       $  7,960,388        3,961,954       $ 39,324,644
                                    ===========       ============      ===========       ============
Class I shares
                                        YEAR ENDED AUGUST 31, 2001      PERIOD ENDED AUGUST 31, 2000**
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            --             $     --               20.661       $        200
                                    -----------       ------------      -----------       ------------
    Net increase                       --             $     --               20.661       $        200
                                    ===========       ============      ===========       ============

 * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
** For the period from the inception of Class I shares, August 9, 2000, through August 31, 2000.

(6) Line of Credit

The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $631 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of
MFS Global Telecommunications Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Telecommunications Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Telecommunications Fund at August 31, 2001, the results of its operations for the year then ended, and the statement of changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.
                                                  /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV, IF
   APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.
-------------------------------------------------------------------------------

MFS(R) GLOBAL TELECOMMUNICATIONS FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive                      INVESTOR INFORMATION
Vice President and Director,                             For information on MFS mutual funds, call your
MFS Investment Management                                investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
John E. Lathrop*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL TELECOMMUNICATIONS FUND                           -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                            MGT-2 10/01 51M 1009/1209/1309/1809